CORRESP 1 1234567890 xxxxxxxx CORRESP DOCUMENT ASSEMBLED FOR VALIDATION PURPOSES ONLY ON f8kkmcacquisitions

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported) October 30, 2006

L & L FINANCIAL HOLDINGS, INC. (Exact name of registrant as specified in its charter)

NEVADA 000-32505 91-2103949

(State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

720 Third Avenue, Suite# 1611, Seattle, WA 98104

(Address of principal executive office) (Zip Code)

Registrant's Telephone Number, Including Area Code (206) 264-8065

N/A

(Former name or former address if changed since last report)

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant engages in investments and turn around of established companies in China since 2001. It utilizes the US resources, such as American management skills, US GAAP accounting knowledge, corporate finance experience, and business connections to create growing business opportunities in China. L&L Financial Holdings, Inc. ("the Company", "L&L") acquires manufacturing facilities of established business, leveraging on abundant Chinese labor to manufacture cost competitive, industrial products and components. As the China lacks of energy resources, the Company has been looking for entities in the energy related sector of China for many years.

On October 30, 2006, the Registrant made a purchase of 60% of equity interest of an energy rekated company, KMC (Kunming Biaoyu Industrial Boiler Co., Ltd). KMC is an industrial consolidator and marketer of coals in Yuanan Province, China. KMC is a 10 year old, private company, incorporated in Kunming City, China in 1996. KMC has approximately sixty (60) employees at the date of acquisition. The consideration of the acquisition is US$ 1,578,173, conducted through an exchange of the Company's common shares valued at US$ 3.25 per share with no cash involved. As a result of China's lack of energy, the KMC sales have been growing over approx. 40% in recent years. (See Summary of

Two Year Historical Statements of Operations of KMC, for the year ended 08/31/2005 and 08/31/2006, below.)

The KMC last year annual sales, prepared in accordance with the general accepted accounting principles (GAAP) of the United States, is approximately $8,831,854 for the past twelve-month ended on August 31, 2006. The most recent monthly sales in September and October of 2006 have also shown aprrox. 30% increases, based on the monthly sales of August 2006. KMC net profit after tax was approximately $593,972 for the year ended August 31, 2006. Its assets, liabilities and net equity were approximately $3,028,174, $397,886, and $2,630,288 respectively, as of August 31, 2006. See Item 9.01 for the financial statements of the past two years. At present, all the sales of KMC are made in the China markets. Audited financial statements for the past two years will be provided when available.

The total consideration of this acquisition of majority equity ownership of KMC is US$ 1,578,173, computed based on the book value of net equity of KMC of $2,630,288 as of August 31, 2006 ("the date of valuation") agreed by both parties. The purchase price is to be paid by the Registrant, using additional 485,592 equity common shares valued at US$3.25 each share ("the agreed price" by both parties). The additional L&L common shares are to be issued within 15 days after the execution of the acquisition agreement. See Board Resolution on Exhibit A. After the acquisition, the Registrant intent to raise capital for KMC to expand and consolidate its operations to ensure continuing profits. See Exhibit B for the contract.

After acquisition of KMC's 60% controlling shares, the Registrant plans to bring in the American accounting, and management know-how to streamline KMC existing operations, to bring the financial transparency, and to inject working capital to further expand KMC sales in China. With proper funding, it is estimated that the KMC sales can increase to US$ 25 millions per year in the near future. The Registrant uses KMC as an entry-point into China's energy industry. L&L is to use its successful business model to introduce US engery related machinery and technology to further expand its sales and presence in the China energy markets. It is expected in the next 10 years, China is to invest estimated US$ 150 Billion on its energy related infrastructure, and machinery, to keep up with its economic growth.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The acquisition has significant implications to the Registrant as the KMC acquisition materially increases L&L's assets, liabilities and net equity by approximately $3,028,174, $397,886, and $2,630,288 as of August 31, 2006 respectively.

The sources of funding used in this acquisition are detailed in the agreement. Please refer to Exhibit B, the acquisition and investment agreement, for more details.

Item 2.02 Results of Operations and Financial Condition.

FORWARD LOOKING STATEMENTS:

The company makes written and oral statements from time to time regarding the business and prospects, such as projections of future performance, statements of management's plans and objectives, forecasts of market trends, and other matters that are forward-looking statements within the meaning of Section 27A of the

Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Statements containing the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimates,"

"projects," "believes," "expects," "anticipates," "intends," "target," "goal," "plans," "objective," "should" or similar expressions, identify forward-looking statements, which may appear in documents, reports, filings with the Securities and Exchange Commission, news releases, written or oral presentations made by officers, or other representations made by the company to analysts, stockholders, investors, news organizations and others, and discussions with management and other representatives of the Company. For such statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the private Securities Litigation Reform Act of 1995.

Any forward-looking statement made by or on behalf of the Company speaks only as of the date on which such statement is made. The forward-looking statements are based upon assumptions that are sometimes based upon estimates, data, communications and other information from suppliers, government agencies and other sources that may be subject to revision. Except as required by law, the Company does not undertake any obligation to update or keep current either (i) any forward-looking statement to reflect events or circumstances arising after the date of such statement, or (ii) the important factors that could cause the future results to differ materially from historical results or trends, results anticipated or planned by the company, or which are reflected from time to time in any forward-looking statement which may be made by or on behalf of the Company.

It is estimated with some degree of assurance, that if the acquisition of the new KMC is executed as planned, it would provide additional significant growth for the Registrant in the next few years, based on the assumptions listed below:

(1). The Registrant would provide additional resources, including management skill, and US partner to increase the KMC continuing sales momentum in China.

(2). The Registrant is to identify and introduce US coal excavating machinery companies, to improve the quality of China's drilling equipment in China.

Summary of Two Year Historical Statements of Operations of KMC (Un-Audited) For Twelve Months Ended 8/31/2005 8/31/2006

Sales	$6,182,298	$8,831,854
COGS	5,552,757	7,859,264

Gross
Profit	629,541	972,590
Operating
Expenses	248,203	315,436
Tax	0	63,182

Profit after tax	$381,338	$593,972

	Two Year Forecasts(1)
	of
	KMC
	For Twelve MonthsEnded
	8/31/2007	8/31/2008

Sales	$22,500,002	$32,508,000
COGS	19,820,049	27,631,800
Gross Profit	2,679,953	4,876,200
Operating Exp.	650,901	811,800
Tax	125,231	329,806
Net Profit	$1,903,821	$3,734,594

Note (1): assuming approx. $2 million funding secured after execution of acquisition agreement.

Please see the Pro-Forma financial statements at Section 9.

Section 3 – Securities and Trading Markets

N/A

Section 4 – Matters related to Accountants and Financial Statements

N/A

Section 5 – Corporate Governance and Management

N/A
Section 6 – Asset-Backed Securities
N/A
Section 7- Regulation FD
N/A
Section 8- Other Events
N/A
Section 9- Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
Financial Statements

The financial statements of the past two years prior to the acquisition, is as below. Audited financial statements when available, is to be filed as an Form 8-K amendment within 75 days of the purchase agreement date.

9.01
Financial Statements of the Business Acquired:

	KMC
	(KUNMING BIAOYU INDUSTRIAL BOILER CO.,LTD)
	BALANCE SHEETS
	(un-audited)

	As of 8/31/2005	As of 8/31/2006

ASSETS
CURRENTASSETS:
Cash	$171,896	$136,446

Accounts receivables, net	36,535	241,281
Other receivable
Prepayment and other assets	657,375	1,320,746
Note receivable
Inventory, net	906,739	1,311,782

Total current assets	1,772,545	3,010,255

Fixed asset, net	21,920	17,919
investments

TOTAL ASSETS	1,794,465	3,028,174

LIABILITIES AND STOCKHOLDERS'EQUITY
CURRENT LIABILITIES:
Bank loan-short term
Accounts payable	289,567	80,584
Trade deposit received	104,690	271,032
Tax payable	(11,844)	43,596
Other payable	99,714	2,674

Total current liabilities	482,127	397,886

Total long term liabilities	0	0

TOTAL LIABILITIES	482,127	397,886

STOCKHOLDER'S EQUITY:

Paid-in Capital	467,750	1,655,250
Retained Earning	844,588	975,038
Total stockholders' equity	1,312,338	2,630,288

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,794,465	$3,028,174

	KMC
(KUNMING BIAOYUINDUSTRIAL BOILERCO., LTD)
STATEMENTSOF OPERATIONS
(un-audited)
For the TwelveMonths Ended

	8/31/2005	8/31/2006

REVENUE	$6,182,298	$8,831,854

COST OF GOODS SOLD	$5,552,757	$7,859,264

GROSS PROFIT	$629,541	$972,590

OPERATING COSTS AND EXPENSES:
General and administrative expenses	210,279	315,436
Finance expense	37,924	63,207
Other	0	(237)

Total operating expenses	248,203	378,406
Tax	0	(212)

Net Profit	$381,338	$593,972

Notes:
1.	The financial statements are prepared based on the generally accepted accounting principles of the United State, for the years ended August 31, 2005 and August 31, 2006 were not audited. The audited financial statements of the periods would be filed as a 8-K amendment within 75 days of the acquisition agreement date, or an extension of the submission of the audited financial statements would be filed.

2.	The figures of the statements include that of another small company, Fuyuan Baoxing Trade and Economic Co., Ltd ("Baoxing"), which is owned by the same owner of Biaoyu, Mr. Tony Li Hong-Yu. The Paid-in capital of Baoxing is US$ 405, 250. The total assets, liabilities and net equity as of August 31, 2006 are US$ 616,427, US$ 137,699 and US$ 478,728 respectively.

3.	All products of Baoxing will be sold to KMC only. Thus, the total sales and cost of sales of KMC are adjusted to reflected the sales and cost of sales of Baoxing.

Pro Forma Financial Information is tabled as follows:

L & L FINANCIALHOLDINGS,INC
PRO FORMA CONSOLIDATEDBALANCESHEET
Asof August 31, 2006
(un-audited)

ASSETS
CURRENT ASSETS:
Cash	$1,446,885
Accounts receivables, net	6,299,960
Prepayment and other assets	5,979,032
Note receivable	87,047
Inventory, net	4,837,225
Total current assets	19,650,149
FIXED ASSETS, net
Property and equipment, net	2,668,266
GOODWILL	1,591,704
LOAN FROM BUSINESS ASSOCIATES	5,298,300
INVESTMENTS	462,922

TOTAL ASSETS	28,671,341
LIABILITIES AND STOCKHOLDERS'EQUITY
CURRENT LIABILITIES:
Accounts payable	3,510,114
Accrued liabilities	1,653,463
Bank loan and bank line of credit	2,678,090
Trade deposit received	472,592
Tax payable	3,033,396

Total current liabilities	11,347,655
LONG TERM LIABILITIES	0

TOTAL LIABILITIES	11,347,655
MINORITY INTEREST	6,257,225
STOCKHOLDER'S EQUITY:
Preferred stock, no par value, 500,000shares
authorized, none issued and outstanding
Common stock, $0.001 par value, 120,000,000shares	18,656
Paid-in Capital	9,743,525
Due to/(from) controlling shareholder	28,481
Deferred stock compensation	(141,167)
Foreign currency translation	135,500
Retained Earning	1,281,466
Total stockholders' equity	11,066,461
TOTAL LIABILITIES AND STOCKHOLDERS'EQUITY	$28,671,341

L & L FINANCIAL HOLDINGS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the periods ended April 30, 2006 and August 31, 2006

	12 month ended4 month ended
	April 30 2006 August31 2006

REVENUES	$20,640,674	$6,282,533

COST OF GOODS SOLD	16,152,902	4,683,108

GROSS PROFIT	4,487,772	1,599,425

OTHER OPERATING PROFIT	975,572	108,936

OPERATING COSTS AND EXPENSES:
Personnel costs	1,521,460	418,844
General and administrative expenses	2,008,206	662,844
Finance expense	55,900	89,881
Other

Total operating expenses	3,585,566	1,171,569
OTHER EXPENSES/(INCOME):
Non-operating income	(139,818)	0
Other non operating expense	22,925	0

Total other expenses/(income)	(116,893)	0

INCOME BEFORE INCOME TAXES	1,994,671	536,792
LESS PROVISION FOR INCOME TAXES	98,465	0
INCOME BEFORE MINORITY INTEREST	1,896,206	536,792
ADD MINORITY INTEREST	(1,051,818)	(226,321)

NET INCOME AFTER MINORITY INTEREST	844,388	310,471
OTHER COMPREHENSIVE INCOME:
FOREIGN CURRENCY TRANSLATION ADJUSTMENTS135,586		135,586

TOTAL OTHER COMPREHENSIVE INCOME	135,586	135,586

COMPREHSIVE INCOME (LOSS)	$979,974	$446,057

NET INCOME/(LOSS) PER COMMON SHARE – BASIC$0.05		$0.02

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING – BASIC and DILUTED	$18,970,305	$18,972,200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2006
L & L FINANCIAL HOLDINGS, INC.

By: /S/ Paul W. Lee & Dickson V. Lee Paul W. Lee, Chairman Dickson V. Lee, CEO

Exhibit A – Board Resolution

L & L FINANCIAL HOLDINGS, INC.

Minutes of Board of Directors Meeting

1.	CHAIRMAN OF THE MEETING:

Mr. Dickson Lee was elected as the Chairperson of the Meeting.

2.	NOTICE AND QUORUM:

It was noted that due notice of the Meeting had been given to all the Directors and a quorum was presented.

3.	BACKGROUND:

To achieve its further growing objective, and to enter into the energy industry in China, the Company management has been working on KMC (Kunming Mine Company through acquisition of Kunming Biaoyu Industrial Boiler Co., Ltd). The Company plans to use L&L common share acquire 60% of KMC equity shares.

4.	IT WAS RESOLVED THAT, Effective immediately,

The Board authorizes CEO of the Company using his discretion, to enter a necessary acquiring contract with KMC for the benefits of the shareholders of the Company.

5.	TERMINATION:

There being no further business, the Chairperson declared the Meeting ended and it was noted that a quorum has been presented throughout the meeting

/S/ Dickson Lee Chairperson of the Meeting October 18, 2006

Exhibit B – Acquisition and Investment Agreement

Date: October 30, 2006

L & L FINANCIAL HOLDINGS, INC.

AND

KUNMING BIAOYU INDUSTRIAL BOILER CO., LTD.

ACQUISITION AND INVESTMENT AGREEMENT

This acquisition and the investment agreement (hereafter refers to as agreement) is signed on October 30, 2006 by:

	(1)	Party A: L&L FINANCIAL HOLDINGS, INC. ("L&L"), a Nevada corporation, with headquarters located at Suite# 1611, 720 3rd Ave, Seattle, WA 98104, USA.

	(2)	Party B: Kunming Biaoyu Industrial Boiler Co. Ltd. ("KMC"), a limited liability company in China. It is located at 2 nd Floor, Donghua Street Office, 19 Bailong Road, Kunming city, Yunnan Province, China.

In view of the facts that:

	(1)	Party A is a financial company with operations in both US and Asia. It has been a US Securities and Exchange Commission Public Reporting Company. Party A submitted its application to the regulators for public trading of its common stock, and plans to raise capital in the US to continue developing profitable business in China.

	(2)	Party B is a limited liability company incorporated in Kunming, China. It has engaged in energy related, coal excavation and sales in Yunnan for 10 years. It has good understanding of the Yunnan energy markets, operational management, sales, and coal transportations. It has established long-term relationships with customers, thus provides a basis for expanding coal operations and sales. Monthly sales from July, 2006 to September, 2006 were 12,000 tons of coke per month, representing 30% of the total coke production in Yunnan Province. With additional capital, its monthly sales can reach 24,000 tons to achieve annual sales of 200 million RMB (approx. US$ 25 million) with a net profit margins of 15% or higher.

Combining the strengths of both Party A and B, the multiplying effect can bring exceptional financial rewards. Thus, the terms of cooperation are formulated as follows:

1.	Stock Exchange -- Making Party B become the jointly operating entity.

By stock exchange of Party A and Party B, KMC is to become a jointly operating entity, thus to obtain the possible advantages within the scope of the national policies.

Detailed Executions:

	(1)	Net assets valuation of Party B:

With the mutual consent of Party A and party B, the net asset of Party B is RMB ¥ 21,042,304 as of August 31, 2006, approximately US$ 2,630,288 (using August 2006 average exchange rate: US$1= approx. RMB¥ 8).

	(2)	Stock Exchange:

Party A obtain 60% of Party B's net asset (approx. RMB ¥ 12,625,000) using Party A's common stocks. The stock price is based on the current selling price of Party A (US$ 3.25 /

share, approx. RMB ¥ 26, using exchange rate of US$ 1= approx. RMB¥ 8). This, Party A obtains 60% equity of Party B using 485,600 common shares of L&L at approx RMB ¥ 12,625,000.

(3)	Implementation of the stock Exchange:

Party A and Party B agreed within 15 days of signing this agreement, Party A is going to issue and register 485,600 shares of L&L common stock under the name of Party B, and hold by

Party B. Party B will also confirm L&L ownership of 60% of Party B equity ownership, via a public notarization of shareholder resolution. Upon completion of the above steps, both Parties complete the stock exchanges, and own each other's shares.

(4) Establishing a Joint Venture:

When the stock exchange is completed, KMC becomes a jointly owned entity by Party B and L&L. To ensure the jointly owned entity can grow rapidly as an established business, the company will use its original Chinese name as follow: Chinese name: o“ìE a‹Æà¢—LŒÀŒöo English name: KMC (SINO-AMERICA) LTD.

2. Establishing the Sino-America joint venture, injecting capital to expand operating volume.

After execution of this agreement, Party A will introduce American accounting principles and systems, management skills, advanced technology to the jointly owned company. Meanwhile, Party A will raise capitals in US to help expanding business operations. When sufficient funds are raised, Party A and Party B are to register the entity in Kunming, as a China-American Joint Venture "KMC (SINO-AMERICA) LTD." The company registered address is: Kunming City High-Tech Industrial Development Zone.

- Implementations:

1) To be led by Party B with Party A's full supports - to submit an application to the Yunnan Province Business Administration Bureau for a new " KMC (SINO-AMERICA) LTD.", at Kunming High-Tech Industrial Development Zone as a new Chinese-Foreign joint venture, to obtain the maximum benefits under the joint venture benefit policies stipulated by the national authorities.

2) The new joint venture Board of Directors is composed by seven members, four appointed by Party A, and three appointed by Party B. The legal person and Chairman of the Board of this new joint venture company will be appointed by Party A, and General Manager will be appointed by Party B. General Manager will be responsible for the daily operations, and reports to the Board of Directors.

3) The new joint venture's registered capital, based on Party B's net asset agreed as of August 31, 2006, is US$2,630,288. Among this net capital amount, 40% owned by Party B, and 60% owned by Party A. It is also agreed that intangible asset of Party A and Party B will not be counted in this capital registration.

4) After the new joint venture is established, Party A, as the main stockholder, will inject working capitals to expand the operations of the new company. The amount of the working capital will not be less than the equity ownership percentage, which Party A holds in the joint venture (i.e. not less than US $ 1,578,000). The working capital injection made by Party A will not affect the ownership percentage held by both parties.

5) Time for the working capital contributed to the new company by Party A, will not be less than 3 years. To ensure the working capital is properly used in the joint venture, Financial Director of the joint venture company will be appointed by Party A. Six (6) month before the end of this working capital period, both Parties will discuss either to extend the time, or change the nature of this working capital.

6) Since the daily operations is to be responsible by the General Manager, appointed by Party B, Party B promises to reach the sales to a minimum of 24,000 tons of coke/month, and with a minimum rate of return on net equity of 15% within 6 months after Party A made the working capital injection. Party B also promises to achieve an annual growth of 25% every year.

7) Both Party A and Party B agree to keep a certain proportion of net profit as the fund for joint venture's further development. The details will be decided by the Board of Directors, based on the operating needs.

3.	Declarations

	(1)	. When signing this agreement, Party A declares that:

		(a)	. Party A holds the rights, authorities and abilities to conclude and execute this agreement. This agreement become a legal and effective binding document and will be honored by Party A.

		(b)	. Party B has the priority to purchase the shareholding from Party A if Party A wants to sell its shareholding of Party B.

		(c)	. There are no adverse factors that will influence the company's operation, assets and financial status. The company is not engaged in any pending litigation.

		(d)	. Party A will notify all the important changes to Party B in writing promptly.

	(2)	When signing this agreement, Party B declares that:

		(a)	. Party B holds the rights, authorities and abilities to conclude and execute this agreement. This agreement become a legal and effective binding document and will be honored by Party B.

		(b)	. Party B cannot sell, transfer, and exchange shares within one year when the shares registered under the name of Party B. Party B will notify Party A of any important changes in writing immediately.

Party A has the priority to purchase the shareholding from Party B if Party B wants to sell its shareholding of Party A.

The number of shares that Party B wants to sell cannot exceed 5% of the totally share it holds.

(c). For signing of this Agreement, all documents in relation to the incorporation, changes, share structure, assets, liabilities, business licenses as provided by Party B to Party A are legitimate, complete and true.

(d). There are no adverse factors that will influence the company's operation, assets and financial status. The company is not engaged in any pending litigation.

(e). Within the effective date of this agreement, Party B is not to discuss or sign any document that will change the shareholdings, including sell, transfer, exchange of shares, etc.

(f). Party A is to assign Chinese and/or American chartered accountants to audit Party B.

(g). Party B agrees to provide true and fair financial statements to Party A monthly, quarterly and annually. Party A is to assign a representative to monitor the financial management operations of Party B.

(h). Achieve the accomplishment according to the requirement in this agreement

(Performance results are to be approved by Party B's accountant).

4. Confidentiality

Each party will obtain confidential information (files or other types of information) from each other when executing this agreement. The information will be sensitive and confidential to the involved parties' businesses. During the process of shares acquisition, Party A and B has the obligation to ensure no business information is leaked out, and should not reveal any agreement terms to a third party.

5. Valuation and Compensation

The transaction is consummated base on the net equity of KMC as of August 31, 2006, prepared under the US general accepted accounting principles, and agreed upon by both parties, KMC and the Registrant in the amount of $2,630,288.

(1) Each party should abide by all the items in this agreement and should be held responsible for the accuracy and fairness of terms in this agreement. If any party breaches this agreement and causes damages (including monetary losses and expenses) to the other party, should compensate the other for the damage.

(2) Limited liabilities: Both parties will not be liable for damage(s) if caused by accidental events, directly and indirectly, resulting in damage, operating losses, lost of profits, and possible future loss. In addition, both parties will not be responsible for anything not covered in this agreement.

6. Transfer the ownership

Both parties cannot transfer the rights and obligations related to this agreement to any third party without the approval from each party.

7. Exemption

The waiver of any term or condition contained in this agreement by any party shall not be construed as a waiver of a subsequent breach or failure of the same term or condition or a waiver of any other term or condition contained in this Agreement.

8. Headings

The headings used in this agreement are for convenience only. It will not influence each party's rights and obligation described in this agreement.

9. Notification

All related notifications, requirements, requisitions, information, and any transaction related to this agreement should be sent to the following address and should indicate whether it is being hand delivered or in registered mail. Date and time of receipt should be specified clearly.

The Shenzhen office of L&L Financial Holdings, Inc.

Address: Suite# 2503, United Plaza, Fu Tian District, Shenzhen, Or fax to: (86) 755-82910389

10. Laws and Jurisdictions
(1)	This agreement and its attachments will be governed by the law of People's Republic of China. This agreement is based on the Chinese version and is a legal binding and should be honored by all parties.

(2)	In the event of any dispute related to this agreement, each party should mitigate the dispute through mediation. If the dispute cannot be resolved, then any party can present the dispute through legal proceedings.

11. Application

If any section of this agreement is proven to be unable to execute, it should be revised and modified. If this situation occurs, other section of this agreement are still valid and effective.

12. The Entirety of the Agreement

This agreement will be the final version. It replaces any oral and written agreement made previously, such as plans, agreement, negotiations, written documents, memorandum and letters related to this agreement. 13. Other Regulations
(1)	When the new enterprise is established, Party A and B agree to terminate this agreement.

(2)	Each party should hold a copy of this agreement. This agreement is a legal document and is enforceable by law.

(3)	Any amendment of this agreement must be in writing and signed by each party.

(4)	This agreement will become effective after being signed by each party or its legal representative or authorized representative.

This agreement is signed by each party on the date indicated at the beginning of this agreement:

Party A: L&L Financial Holdings, Inc.

Signed or stamped by legal representative or authorized representative:

_/S/
_____
authorized representative
_________________________

Party B: Kunming Biaoyu Industrial Boiler Co., Ltd. (KMC) Signed or stamped by legal representative or authorized representative: _/S/
______
authorized representative
_________________________

Exhibit C – KMC Management Team and Owners

The Management and Owners of KMC, as of October 30, 2006

1. Tony Li, Hong Yu,

Mr. Li is the Founder, President, controlling owner, and Chairman of KMC Board of Directors. Tony started KMC and his career in the energy business in 1996. This is after he left as a graduate teaching assistant in the Geology Department, Kunming University of Science & Technology. He earned his Bachelor Engineering in Geology from Kunming University of Science & Technology in 1984. Tony was retained by the University, after completion of his bachelor degree and served for the University for 11 years.

2. Francis Zhang, Shon-Hong

Francis is a Director, minority shareholder, and VP of KMC since 2006. Mr. Zhang was president of Frontiersman Digital Printing Company and C&C Image Engineering Co. from 1996 to 2006. From 1990 to 1993 he was a graduate student at the California Institute of Technology, and University of California studying civil engineering as a scholar. Upon returning from the US, Francis served as a faculty members of Kunming University of Science & Technology. Between 1994 and 1995, both Francis and Tony Li, President of KMC, worked at the same University.

3. Chase Zhang, ZhanRong

Mr. Zhang is a Director of KMC and minority shareholder. Chase is also VP of Dayakou Coal Mine Company, a coal supplier to KMC. He manages and develops the coal mining business and acts as President of Plastic Material Factory at Ningbo City. Chase has experience in institutional sales and marketing. His brother is the owner of the Dayakou Coal Mine company. Chase studied business at Beijing University between 2003 and 2005.

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